Principal Funds, Inc.
Supplement dated June 21, 2023
to the Statement of Additional Information dated December 31, 2022
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
On August 1, 2023, in the Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) Other Accounts Managed table, remove all references to Jeffrey A. Schwarte and add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tyler O’Donnell(1): International Equity Index Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(1) Information as of May 31, 2023

On August 1, 2023, in the Ownership of Securities table, remove all references to Jeffrey A. Schwarte and add the following alphabetically to the list of portfolio managers:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Tyler O’Donnell(1)	International Equity Index	None

(1) Information as of May 31, 2023